                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 August 17, 2007
                Date of Report (Date of earliest event reported)

                            NOVASTAR FINANCIAL, INC.
             (Exact name of registrant as specified in its charter)

           Maryland                      001-13533            74-2830661
--------------------------------     ----------------     -------------------
(State or other jurisdiction of      (Commission File      (I.R.S. Employer
incorporation or organization)            Number)         Identification No.)

               8140 Ward Parkway, Suite 300, Kansas City, MO 64114
               ---------------------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (816) 237-7000
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c)

Item 1.01 Entry into a Material Definitive Agreement

On August 17, 2007, NovaStar Financial,  Inc. and certain of its affiliates (the
"Company")  entered into a Waiver Agreement with Wachovia Bank, N.A. and certain of its affiliates ("Wachovia") pursuant to which Wachovia,  waived, for a period ending on November 1, 2007,  any breach  and/or  Event of Default (as defined in the  agreements  listed  below)  that  would  have  otherwise  arisen  under the agreements  listed  below as a result of the  downgrade  on August  22,  2007 of
NovaStar Mortgage, Inc.'s servicer quality rating by Moody's Investor Service to
SQ4+ from SQ3+ as a primary servicer of subprime residential mortgage loans. The agreements affected by this Waiver Agreement are:

1. Master Repurchase  Agreement (2007 Residual Securities) dated as of April 18,
2007 (the  "Residual  Securities  Agreement"),  among  Wachovia  Bank,  National
Association,  Wachovia Capital Markets LLC, NovaStar  Mortgage,  Inc.,  NovaStar
Certificates Financing LLC, and Nova Star Certificates Financing Corp.

2. Master  Repurchase  Agreement (2007  Servicing  Rights) dated as of April 25,
2007  (the  "Servicing  Rights   Agreement"),   among  Wachovia  Bank,  National
Association and NovaStar Mortgage, Inc.

3. Master  Repurchase  Agreement  (2007 Whole Loan) dated as of May 9, 2007 (the
"Whole  Loan  Agreement"),   among  Wachovia  Bank,  National  Association,  NFI
Repurchase  Corporation,  NMI Repurchase  Corporation,  NMI Property  Financing,
Inc.,  HomeView Lending,  Inc., NovaStar Financial Inc., NFI Holding Corporation
and NovaStar Mortgage, Inc.

4. Master Repurchase Agreement (2007  Non-investment  Grade) dated as of May 31,
2007  (the  "Non-Investment   Grade  Securities   Agreement"),   among  Wachovia
Investment Holdings, LLC, Wachovia Capital Markets LLC, NovaStar Mortgage, Inc.,
NovaStar Certificates Financing LLC, and NovaStar Certificates Financing Corp.

5. Master Repurchase  Agreement (2007 Investment Grade) dated as of May 31, 2007
(the "Investment  Grade Securities  Agreement"),  among Wachovia Bank,  National
Association,  Wachovia Capital Markets LLC, NovaStar  Mortgage,  Inc.,  NovaStar
Certificates Financing LLC, and NovaStar Certificates Financing Corp.

6.  Master  Repurchase  Agreement  (New York)  dated as of July 6, 2007 (the "NY
Agreement") between Wachovia Bank,  National  Association and NovaStar Mortgage,
Inc.

In addition to the financing  agreements  listed above,  Wachovia and certain of its affiliates routinely engage in other ordinary course financial  transactions with the  Company,  including  but not limited to acting as an  underwriter  for certain securitizations sponsored by the Company.

The foregoing is a summary of the terms of the Waiver Agreement. This summary is qualified in its entirety by reference to the full text of the Waiver Agreement, which  is  attached  hereto  as  Exhibit  10.1  and is  incorporated  herein  by reference.

Item 9.01 Financial Statement and Exhibits

(d) Exhibits.

Exhibit No.    Document

10.1           Waiver  Agreement  dated  August 17,  2007 by and among  NovaStar
               Mortgage,  Inc.,  NovaStar  Certificates  Financing LLC, NovaStar
               Certificates Financing Corporation,  NFI Repurchase  Corporation,
               NMI  Repurchase  Corporation,   NMI  Property  Financing,   Inc.,
               HomeView Lending,  Inc.,  NovaStar  Financial,  Inc., NFI Holding
               Corporation,  Wachovia Bank, N.A., Wachovia Capital Markets,  LLC
               and Wachovia Investment Holdings, LLC.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       NOVASTAR FINANCIAL, INC.

DATE:  August 23, 2007                   /s/ Gregory S. Metz
                                       -----------------------------------------
                                         Gregory S. Metz
                                         Chief Financial Officer

                               Index of Exhibits

Exhibit No.    Document

10.1           Waiver  Agreement  dated  August 17,  2007 by and among  NovaStar
               Mortgage,  Inc.,  NovaStar  Certificates  Financing LLC, NovaStar
               Certificates Financing Corporation,  NFI Repurchase  Corporation,
               NMI  Repurchase  Corporation,   NMI  Property  Financing,   Inc.,
               HomeView Lending,  Inc.,  NovaStar  Financial,  Inc., NFI Holding
               Corporation,  Wachovia Bank, N.A., Wachovia Capital Markets,  LLC
               and Wachovia Investment Holdings, LLC.

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